Trillium Small/Mid Cap Fund

Ticker: Retail Class TBD | Institutional Class TSMDX

Summary Prospectus
October 31, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://trilliummutualfunds.com/small-mid-mutual-fund/smallmid-cap-fund-documents/.  You may also obtain this information at no cost by calling 866.209.1962.  The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Trillium Small/Mid Cap Fund (the “SMID Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes 0.10% shareholder servicing fee for the Retail Class)(1)	0.57%	0.67%
Total Annual Fund Operating Expenses	1.32%	1.67%
Fee Waiver and/or Expense Reimbursement/Recoupment	-0.34%	-0.34%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	0.98%	1.33%

(1)	“Other Expenses” are based on estimated customary Fund expenses for the current fiscal year.
(2)
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Shares to 0.98% and for the Retail Shares to 1.33% of the SMID Fund’s average daily net assets (the “Expense Caps”).  The Expense Caps are indefinite, but will remain in effect until at least July 30, 2017.  The Expense Caps may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  The Adviser may request reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the SMID Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional	$100	$385
Retail	$135	$494

Portfolio Turnover
The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  As the Fund recently commenced operations, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies
Under normal conditions, the SMID Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies.  The Adviser defines small and mid-sized cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the S&P 1000® Index.  The Adviser seeks stocks with high quality characteristics and strong environmental, social, and governance (ESG) records.  Trillium defines high-quality characteristics to include:

•           Financial Statement Integrity
•           Conservative Debt Management
•           Positive and Growing Cash Flow from Operations
•           Sector-leading policies and performance related to key ESG Issues

When selecting securities for the Fund, the Adviser conducts bottom-up financial analysis that includes a review of environmental, social, and governance issues and how they may impact stock valuation or performance.  ESG factors reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies.  Companies that meet our ESG requirements or sustainability criteria typically have strong sustainability data and policy reporting, for example publishing a comprehensive corporate sustainability report.  These companies may have strong board diversity, such as two or more women on the board.  ESG criteria may be somewhat different industry by industry.  For example, in the apparel industry we would seek companies with a comprehensive supply chain code of conduct and monitoring.  In the energy industry, we would seek companies with solid worker safety records and environmental management programs.

Additionally, the Fund may invest up to 20% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  The Adviser may sell stocks for several reasons, including when the stock no longer meets its ESG criteria or when the security declines in value and no longer reflects the investment thesis defined by the analyst or if the security rises well beyond the capitalization range of the product.

Principal Investment Risks
There is the risk that you could lose all or a portion of your investment in the SMID Fund.  The following risks could affect the value of your investment in the Fund:

•	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•
Foreign Securities Risk:  Foreign securities are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  This could recur.

•	Management Risk: Trillium may fail to implement the Fund’s investment strategies or meet its investment objective.

•	New Fund Risk: The Fund is new and has no operating history, and there can be no guarantee that the Fund will grow to or maintain an economically viable size.

•
Small and Mid-Sized Company Risk: Investments in small to mid-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.  The exclusionary criteria related to this ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

Performance
Because the SMID Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

Investment Adviser
Trillium Asset Management, LLC

Portfolio Managers
The SMID Fund is managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Laura McGonagle, CFA	Senior Vice President, Portfolio Manager and Research Analyst	Inception
Matthew Patsky, CFA	Managing Partner, CEO, Portfolio Manager	Inception

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Trillium Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 866.209.1962, or through a financial intermediary.  The minimum initial investment in the Fund is $100,000 for Institutional Class and $5,000 for Retail Class.  You can make additional investments at any time.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax-Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Institutional Class	$100,000	$100,000	N/A	$1,000
Retail Class	$5,000	$1,000	$1,000	$100

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.